                                                                    Exhibit 99.2
                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
                           [____]% NOTES DUE [____]
                                      OF
                                SUPERVALU INC.


     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer of SUPERVALU INC. (the "Company") made pursuant to the Prospectus dated _________________, 1999 (the Prospectus"), if certificates for the outstanding [____]% Notes due [____] of the Company (the "Original Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Bankers Trust Company, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by facsimile transmission, overnight courier, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


      The Exchange Agent for the Exchange Offer is Bankers Trust Company

By Overnight Mail, Courier or                    By Hand:                               By Mail:
         Telegram:
                                           Bankers Trust Company               BT Services Tennessee, Inc.
  BT Services Tennessee, Inc.          Corporate Trust & Agency Services          Reorganization Unit
Corporate Trust & Agency Services        Attn:  Reorganization Department          P.O. Box 292737
   Reorganization Unit                     Receipt & Delivery Window           Nashville, TN 37229-2737
  648 Grassmere Park Road                123 Washington Street, 1st floor
   Nashville, TN 37211                         New York, NY 10006

                                           By Facsimile Transmission:
                                                 (615) 835-3701

                                              Confirm by Telephone:
                                                 (615) 835-3572

                                              For Information Call:
                                                 (800) 735-7777

                                            ________________________

     Delivery of this notice to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     This notice is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, the signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes of the series set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer-- Guaranteed Delivery Procedures" section of the Prospectus.

-------------------------------------    ---------------------------------------
Total Principal Amount of Original       If Original Notes will be delivered by
 Notes Tendered:*                        book-entry transfer to The Depository
                                         Trust Company, provide account number.
$
_____________________________________
                                         Account Number ________________________
Certificate Nos. (if available):

_____________________________________

-------------------------------------   ----------------------------------------

* Must be in denominations of principal amount of $100,000 and integral multiples of $1,000.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                               PLEASE SIGN HERE

X_______________________________________      ________________________________

X_______________________________________      ________________________________
          Signature(s) of Owner(s)                      Date
          or Authorized Signatory

Area Code and Telephone Number(s):____________________________________________

     Must be signed by the registered holder(s) of Original Notes as their name(s) appear(s) on the Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please provide the following information.

                     Please print name(s) and address(es)

Name(s):     __________________________________________________________________

             __________________________________________________________________

Capacity:    __________________________________________________________________

Address(es): __________________________________________________________________

             __________________________________________________________________

Telephone Number: _____________________________________________________________

                                   GUARANTEE
                    (Not to be used for signature guarantee)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under Exchange Act as an "eligible guarantor institution" including (as such terms are defined therein) (i) a bank, (ii) broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency, or (v) a savings association that is a participant in a Securities Transfer Association (an "Eligible Institution"), hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

______________________________________      _________________________________
               Name of Firm                        Authorized Signature

______________________________________      _________________________________
                 Address                                    Title

______________________________________      Name:  __________________________
                 Zip Code                             (Please Type or Print)

______________________________________      Dated:  __________________________
            Telephone Number


NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL NOTES WITH THIS FORM. CERTIFICATES FOR ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.